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                                  EXHIBIT 21.1
                              LIST OF SUBSIDIARIES

LIST OF SUBSIDIARIES OF COMMUNICATIONS INSTRUMENTS, INC. (AS OF 12/31/99)

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         Name of Entity                                       Name of Owner
         --------------                                       -------------
Electro-Mech, S. A. de C. V., a corporation          Communications Instruments, Inc., a
organized under the laws of Mexico                   North Carolina corporation

Kilovac Corporation, A California corporation        Communications Instruments, Inc., a
                                                     North Carolina corporation

Corcom, Inc., an Illinois corporation                Communications Instruments, Inc., a
                                                     North Carolina corporation

Products Unlimited Corporation, an Iowa              Communications Instruments, Inc., a
corporation                                          North Carolina corporation

Kilovac International, Inc., a California            Kilovac Corporation, a California
corporation                                          corporation

Kilovac International FSC, Ltd., a                   Kilovac Corporation, a California
corporation organized under the laws of              corporation
Jamaica

Corcom, S. A. de C. V., a corporation                Corcom, Inc., an Illinois corporation
organized under the laws of Mexico

Corcom West Indies Ltd., a corporation               Corcom, Inc., an Illinois corporation
organized under the laws of Barbados

Corcom International Ltd., a corporation             Corcom, Inc., an Illinois corporation
organized under the laws of Barbados

Corcom GmbH, a corporation  organized                Corcom, Inc., an Illinois corporation
under the laws of Germany

Corcom Far East Ltd., a corporation                  Corcom, Inc., an Illinois corporation
organized under the laws of Hong Kong

Marc Industries, Inc., an Iowa corporation           Products Unlimited Corporation, an
                                                     Iowa corporation

SOL Industries, Inc., an Iowa corporation            Products Unlimited Corporation, an
                                                     Iowa corporation

GW Industries, Inc., an Iowa corporation             Products Unlimited Corporation, an
                                                     Iowa corporation

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